EXECUTION COPY

Exhibit 10.6

CROSS INDEMNITY AGREEMENT dated as of March 1, 2005 (the “Agreement”), is entered into between BEC Funding II, LLC (“BEC”) and CEC Funding, LLC (“CEC”). BEC and CEC are jointly referred to herein as the “Parties” and each singly as a “Party.”

WHEREAS, BEC and CEC will each issue and sell notes (the “BEC Funding II, LLC Notes” and the “CEC Funding LLC Notes”, and together the “Notes”) to the Massachusetts RRB Special Purpose Trust 2005-1, a Delaware statutory trust (the “Trust”) to be formed by the Massachusetts Health and Educational Facilities Authority and Massachusetts Development Finance Agency (together, the “Agencies”), pursuant to the respective Note Purchase Agreements between each Party and the Trust.

WHEREAS, the Trust will issue Massachusetts RRB Special Purpose Trust 2005-1 Rate Reduction Certificates (the “Certificates”) pursuant to a Certificate Indenture (the “Certificate Indenture”), between the Trust, The Bank of New York (Delaware), as Delaware Trustee (the “Delaware Trustee”) and The Bank of New York, as certificate trustee (the “Certificate Trustee”).

WHEREAS, the Parties will enter into an Underwriting Agreement with Goldman Sachs & Co. and Lehman Brothers, Inc. (together, the “Underwriters”), pursuant to which the Underwriters will purchase the Certificates from the Trust pursuant to the terms of such agreement;

WHEREAS, the Parties have jointly filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement (the “Registration Statement”) on Form S-3 (Registration No. 333-120164 under the Securities Act of 1933 (the “Act”) relating to the Certificates and the Notes.

WHEREAS, the Parties may have joint and several liability under the Securities Act of 1933, as amended (the “Act”) or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Registration Statement and any related preliminary or final prospectus and/or prospectus supplement used in connection therewith, and under the indemnification and contribution provisions of the Underwriting Agreement.

NOW, THEREFORE, in consideration of the promises and agreements hereinafter set forth, the Parties hereby agree as follows:

Section 1. Indemnification

(a) In the event that a Party shall become subject to any loss, claim, damage or liability (or actions in respect thereof) (collectively, a “Loss”) (i) under the Act, the Exchange Act, other Federal or state statutory law or regulation, at common law or otherwise, insofar as such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in any preliminary or final prospectus or prospectus supplement, or in any amendment thereof or supplement thereto, or that arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, or (ii) under the Underwriting Agreement, the Parties agree to contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which a Party may be subject pro rata based on the original aggregate principal amount of Notes issued by each Party, and will be responsible for (and to the extent necessary, reimburse the other party, as incurred), for its pro rata share of any legal or other expenses reasonably incurred by either Party in connection with investigation or defending any such Loss or action; provided, however, that a Party will be solely liable for any Loss (and such Party agrees to indemnify the other Party) to the extent that any such Loss arises out of or is based upon (x) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to by such Party, specifically for inclusion therein, or (y) a breach of a representation, warranty or covenant by such Party under the Underwriting Agreement. For the purposes of this Section 1(a) any information provided by Boston Edison Company will be treated as information provided by BEC and any information provided by Commonwealth Electric Company will be treated as information provided by CEC.

(b) If the allocation provided by subsection (a) above is unavailable for any reason, the Parties shall contribute to any such Loss in such proportion as is appropriate to reflect not only their pro rata share but also the relative fault of each Party in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations.

(c) For purposes of this Section 1, each person who controls the Parties within the meaning of either the Act or the Exchange Act each officer of the Parties who shall have signed the Registration Statement and each director of the Parties shall have the same rights to contribution as the Parties, subject in each case to the applicable terms and conditions of this paragraph.

(d) Promptly after receipt by a Party under this Section 1 of notice of the commencement of any action, such Party will notify the other Party in writing of the commencement thereof; but the failure so to notify the other Party (i) will not relieve the other Party from liability under paragraph (a) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the other Party of substantial rights and defenses and (ii) will not, in any event, relieve the other Party from any obligations to the first Party other than the obligations provided in paragraph (a) above.

Section 2. Miscellaneous

(a) Amendment. This Agreement may be amended, modified or supplemented by the Parties provided that any such amendment, modification or supplement shall be in writing and signed (or consented to in writing) by the Parties.

(b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(c) Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice to telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, if to BEC to:

BEC Funding II, LLC

One NSTAR Way

Westwood, MA 02090

Attention: Treasurer

Facsimile:   (781) 441-8013

Telephone:  (781) 441-8900

if to CEC to:

CEC Funding, LLC

One NSTAR Way

Westwood, MA 02090

Attention: Treasurer

Facsimile:   (781) 441-8013

Telephone:  (781) 441-8900

(d) Entire Agreement. This Agreement embodies the entire agreement between the Parties and there have been and are no agreements, representations or warranties, oral or written among the Parties other than those set forth or provided for in this Agreement. This Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the Parties.

(e) Nonassignability. The rights and obligations under this Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and assigns, but shall not be assignable by any Party without the prior written consent of the other Party. Nothing contained in this Agreement is intended to confer upon any person, other than the Parties to this Agreement and their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and shall be construed without regard to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT

LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONFIRMS AND AGREES THAT IT IS AND SHALL CONTINUE TO BE (i) SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE.

(g) Headings; References to Sections and Schedules. The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, unless otherwise indicated, are references to sections of this Agreement.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed or caused their duly authorized representatives to execute this Agreement as of the date first shown above.

BEC FUNDING II, LLC

By:	/s/ PHILIP J. LEMBO
Name:	Philip J. Lembo
Title:	Assistant Treasurer

CEC FUNDING, LLC

By:	/s/ EMILIE O’NEIL
Name:	Emilie O’Neil
Title:	Assistant Treasurer